POWER OF ATTORNEY

         I, the undersigned officer of The DLB Fund Group (the "Trust"), hereby constitute and appoint Peter C. Thompson, Ronald E. Gwozdz, and John V. Murphy, and each of them singly, my true and lawful attorneys with full power to sign for me, and in my name and in the capacities indicated below, the Registration Statement on Form N-1A with respect to the Trust's shares of beneficial interest and other matters set forth therein, and any and all amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand on the date set forth below.

Signature                   Title                                  Date
---------                   -----                                  ----

/s/ DeAnne B. Dupont        Treasurer, Principal Financial         July 22, 1996
--------------------        Officer and Principal Accounting
DeAnne B. Dupont            Officer







                                POWER OF ATTORNEY

         I, the undersigned Trustee of The DLB Fund Group (the "Trust"), hereby constitute and appoint Peter C. Thompson, Ronald E. Gwozdz, and John V. Murphy, and each of them singly, my true and lawful attorneys with full power to sign for me, and in my name and in the capacity indicated below, the Registration Statement on Form N-1A with respect to the Trust's shares of beneficial interest and other matters set forth therein, and any and all amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand on the date set forth below.

Signature                         Title                          Date
---------                         -----                          ----

/s/ Ronald E. Gwodz              Trustee                   October 4, 1994
-------------------
Ronald E. Gwzodz






                                POWER OF ATTORNEY

         I, the undersigned Trustee of The DLB Fund Group (the "Trust"), hereby constitute and appoint Peter C. Thompson, Ronald E. Gwozdz, and John V. Murphy, and each of them singly, my true and lawful attorneys with full power to sign for me, and in my name and in the capacity indicated below, the Registration Statement on Form N-1A with respect to the Trust's shares of beneficial interest and other matters set forth therein, and any and all amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand on the date set forth below.

Signature                           Title                         Date
---------                           -----                         ----

/s/ Charles E. Hugel                Trustee                   October 4, 1994
--------------------
Charles E. Hugel





                                POWER OF ATTORNEY

         I, the undersigned Trustee of The DLB Fund Group (the "Trust"), hereby constitute and appoint Peter C. Thompson, Ronald E. Gwozdz, and John V. Murphy, and each of them singly, my true and lawful attorneys with full power to sign for me, and in my name and in the capacity indicated below, the Registration Statement on Form N-1A with respect to the Trust's shares of beneficial interest and other matters set forth therein, and any and all amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand on the date set forth below.

Signature                        Title                         Date
---------                        -----                         ----

/s/ Richard A. Nenneman         Trustee                   October 4, 1994
-----------------------
Richard A. Nenneman





                                POWER OF ATTORNEY

         I, the undersigned Trustee of The DLB Fund Group (the "Trust"), hereby constitute and appoint Peter C. Thompson, Ronald E. Gwozdz, and John V. Murphy, and each of them singly, my true and lawful attorneys with full power to sign for me, and in my name and in the capacity indicated below, the Registration Statement on Form N-1A with respect to the Trust's shares of beneficial interest and other matters set forth therein, and any and all amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand on the date set forth below.

Signature                            Title                         Date
---------                            -----                         ----

/s/ Richard J. Phelps                Trustee                    May 16, 1996
---------------------
Richard J. Phelps






                                POWER OF ATTORNEY

         I, the undersigned Trustee of The DLB Fund Group (the "Trust"), hereby constitute and appoint Peter C. Thompson, Ronald E. Gwozdz, and John V. Murphy, and each of them singly, my true and lawful attorneys with full power to sign for me, and in my name and in the capacity indicated below, the Registration Statement on Form N-1A with respect to the Trust's shares of beneficial interest and other matters set forth therein, and any and all amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand on the date set forth below.

Signature                            Title                         Date
---------                            -----                         ----

/s/ Peter C. Thompson               Trustee                   October 4, 1994
---------------------
Peter C. Thompson




                                POWER OF ATTORNEY

         I, the undersigned Trustee of The DLB Fund Group (the "Trust"), hereby constitute and appoint Peter C. Thompson, Ronald E. Gwozdz, and John V. Murphy, and each of them singly, my true and lawful attorneys with full power to sign for me, and in my name and in the capacity indicated below, the Registration Statement on Form N-1A with respect to the Trust's shares of beneficial interest and other matters set forth therein, and any and all amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand on the date set forth below.

Signature                           Title                        Date
---------                           -----                        ----

/s/ Peter S. Schliemann            Trustee                   October 4, 1994
-----------------------
Peter S. Schliemann